GUARANTEE

                               (WORLD HEART INC.)

TO:  Argosy Bridge Fund L.P.I. and Sherfam Inc. (together, the "Lenders")

     WHEREAS the Lenders and World Heart Corporation (the "Debtor") and World Heart Inc. (the "Guarantor") have entered into a loan agreement dated as of January 28, 2003 (including as same may be amended, supplemented, revised, restated or replaced from time to time, the "Loan Agreement").

     IN CONSIDERATION of the Lenders extending loans to the Debtor and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Guarantor, the Guarantor hereby unconditionally guarantees payment to the Lenders of all obligations, indebtedness and liabilities of any kind, present and future, direct or indirect, absolute or contingent, matured or not, joint or several, of the Debtor to the Lender under the Loan Agreement and the Security ("Guaranteed Obligations") whether as principal or surety, together with all reasonable costs and expenses (including reasonable legal fees) incurred by the Lenders, any receiver, receiver manager, representatives or agent in the enforcing or endeavouring to collect any of such indebtedness, obligations or liabilities, and interest thereon or enforcing any of its rights hereunder; (all of which present and future indebtedness, obligations, liabilities, costs, expenses and interest arising under the Loan Agreement and Security are herein collectively referred to as the "Indebtedness" by the Debtor).

     AND IT IS AGREED THAT:

1. The Guarantor hereby affirms that the Guarantor is a primary obligor and that this Guarantee is not merely a guaranty of collection, is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future, including Guaranteed Obligations arising or accruing before or after bankruptcy of Debtor. The Guarantor agrees to make all payments under this Guarantee upon demand by the Lenders. Each and every default in payment of the Indebtedness by the Debtor shall give rise to a separate cause of action hereunder and separate suits may be brought hereunder as each cause of action arises. In the event of such a default, the Lenders shall have the right to proceed first and directly against the Guarantor under this Guarantee without proceeding against any other person or entity or exhausting any other remedies which it may have, and without resorting to any security of the Debtor held by it. Furthermore, the Guaranteed Obligations are independent of the obligations and duties of the Debtor under the Loan Agreement and a separate action or actions may be brought and prosecuted against the Guarantor hereunder, whether or not an action is brought against the Debtor under the Loan Agreement or any other person, whether or not the Debtor or the Guarantor or any other person or entity may be joined in any such action or actions, and whether or not an action or actions may be brought against the Guarantor or any other person or entity.

2. No change in the name, objects, capital stock or constitution of the Debtor or the Guarantor shall in any way release, discharge, limit, lessen or otherwise affect the liability of the Guarantor, either with respect to transactions occurring before or after any such change, and the Lenders shall not be concerned to see or inquire into the powers of the Debtor, the Guarantor, or any of their directors or other agents acting on behalf of the Debtor or the Guarantor, or any of their directors or other agents acting or purporting to act on their behalf, and moneys, advances, renewals or credits in fact borrowed or obtained from the Lenders in professed exercise of such powers shall be deemed to form part of the Indebtedness notwithstanding that such borrowing or obtaining of moneys, advances, renewals or credits shall be in excess of the powers of the Debtor, the Guarantor or their directors or other agents aforesaid, the Debtor shall not be a legal or suable entity or there shall exist any irregularity, defect or informality in the borrowing or obtaining of such moneys, advances, renewals or credits, the whole whether known to the Lenders or not.

3. The Guarantor hereby waives protest, promptness, diligence, notice of acceptance, demand for payment and notice of default or non payment in respect of the Loan Agreement and the Guarantor waives all other notices of every kind and description with respect to any indebtedness now or hereafter provided by any statute or rule of law. The Guarantor hereby waives any requirement that the Lenders protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against the Debtor, or against any other guarantor or any other person, entity or any collateral. The Guarantor hereby waives, to the fullest extent permitted by applicable law, the benefit of any statute of limitations which may affect its liability hereunder or the enforcement hereof. Any payment by the Debtor or other circumstance that operates to toll any statute of limitations as to the Debtor shall not operate to toll the statute of limitations as to the Guarantor.

4. The Lenders shall not be bound to seek or exhaust their recourse against the Debtor or any other persons or to realize on any securities it may hold in respect of the Indebtedness before being entitled to payment from the Guarantor under this Guarantee.

5. All monies received by a Lender in respect of the Indebtedness may be applied on such part or parts of the Indebtedness as the Lender may see fit and the Lender shall at all times and from time to time, in any circumstance where the Lender would otherwise be required to return to the Guarantor any monies paid to the Lender by the Guarantor, have the right to change any appropriation of any moneys received by it and to reapply the same on any other part or parts of the Indebtedness as the Lender may see fit, notwithstanding any previous application by whomsoever made.

6. All dividends, compositions and moneys received by a Lender from the Debtor or the Guarantor or from any other person or estate capable of being applied by the Lender in reduction of the Indebtedness shall be regarded for all purposes as payments in gross, and, subject to the aforesaid, each Lender shall be entitled to prove against the estate of the Debtor or the Guarantor upon any insolvency or winding-up in respect of the whole of the Indebtedness, and the Guarantor shall not have any right to be subrogated to the Lenders in respect of any such proof until the Lenders shall have received from such estate payment in full of their claim with interest.

7. This Guarantee will not be diminished or affected on account of any act or failure to act on the part of the Lenders which would prevent subrogation from operating in favour of the Guarantor. The Guarantor agrees that it shall not have and hereby waives any rights of subrogation under the Guarantee until such time as all Indebtedness is paid in full to the Lenders. All monies received by the Guarantor as a result of any such subrogation shall be received in trust for the Lenders until payment and satisfaction of the Indebtedness in full.

8. The Lenders, without exonerating in whole or in part the Guarantor, may grant time, renewals, extensions, indulgences, releases and discharges to, may take security from and give the same and any or all existing security up to, may abstain from taking security from or from perfecting, registering, renewing or realizing upon security of and may otherwise deal with the Debtor or the Guarantor and all other persons (including the Guarantor and any other guarantor) and security as the Lenders may see fit.

9. Without in any manner limiting the generality of the foregoing, the Guarantor agrees that the Lenders may, from time to time, consent to any action or non-action of the Debtor or the Guarantor which, in the absence of such consent, violates or may violate any agreement or agreements between the Debtor or the Guarantor and the Lenders relating to any of the Indebtedness, with or without consideration on such terms and conditions as may be acceptable to the Lenders, without in any manner affecting, releasing or impairing the liability or obligations of the Guarantor hereunder.

10. This shall be a continuing, absolute and unconditional Guarantee and shall cover all the Indebtedness, shall not be subject to any set-off, counterclaim, reduction or diminution of an obligation, or any defence of any kind or nature (other than the payment of the Indebtedness) which the Guarantor may have or assert against the Lenders and shall apply to and secure any ultimate balance owing to the Lenders, notwithstanding that any other security for the repayment of the Indebtedness or for the obligations of the Guarantor to the Lenders may no longer be enforceable, but the Lenders shall not be obliged to exhaust its recourse against the Debtor or other persons or the securities they may hold before being entitled to payment from the Guarantor of all of the Indebtedness. The Guarantor's liability hereunder shall in no way be limited or impaired by any or all of the following: (i) the failure of the Lenders to exercise or to exhaust any right or remedy or take any action against the Debtor; (ii) any change in the time, manner or place of payment or performance, of all or any of the obligations of the Debtor under the Loan Agreement or any extensions of time for payment or performance, whether in whole or in part, of the terms of the Loan Agreement on the part of the Lenders to be paid, performed or observed, as applicable; (iii) any failure or delay of the to exercise, or any lack of diligence in exercising, any right or remedy with respect to the Loan Agreement or this Guarantee; (iv) any dealings or transactions between the Lenders and the Debtor, whether or not the Guarantor shall be a party to or cognizant of the same, other than the payment of the Guaranteed Obligations; (v) any financial decline, bankruptcy, insolvency, assignment for the benefit of creditors, receivership, trusteeship or dissolution of or affecting the Debtor; (vi) any other guaranty now or hereafter executed by the Guarantor or any other guarantor or the release of any other guarantor from or failure of any other Person to assume liability for the payment, performance or observance of the Guaranteed Obligations or any of the terms of the Loan Agreement, or any other agreement on the part of the Lenders to be paid, performed or observed whether by operation of law or otherwise; (vii) any rights, powers or privileges the Lenders may now or hereafter have against any Person or collateral in respect of the Guaranteed Obligations;(viii) the failure to give the Guarantor any notices whatsoever (the Guarantor expressly agreeing that upon the Debtor's failure to perform the Guaranteed Obligations, the Guarantor shall perform such Guaranteed Obligations immediately upon request from the Lenders); (ix) any other circumstance which might in any manner or to any extent constitute a defense available to the Guarantor, or vary the risk of the Guarantor, or might otherwise constitute a legal or equitable discharge or defense available to a surety or guarantor, whether similar or dissimilar to the foregoing; (x) any and all notice of the creation, renewal or extension of the Guaranteed Obligations; (xi) any change, restructuring or termination of the structure or existence of the Debtor; and (xii) the invalidity, irregularity or unenforceability, in whole or in part, of this Guarantee or the Loan Agreement, and, in any such case, whether with or without notice to the Guarantor and with or without consideration.

11. Notwithstanding the provisions of any statute relating to interest payable by debtors, this Guarantee shall remain in full force and effect whatever the rate of interest received or demanded by the Lenders. No invalidity, irregularity or unenforceability (by reason of any bankruptcy or similar law, any law or order of any government or agency thereof purporting to reduce, amend or otherwise affect the Indebtedness or any liability or obligation of the Guarantor to the Lenders) of the Indebtedness or of any liabilities or obligations of the Guarantor to the Lenders or of any security therefor shall affect, impair or be a defence to this Guarantee. If one or more of the provisions contained herein shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

12. The Guarantor shall at all times and from time to time do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all and singular every such further act, deed, transfer, assignment, assurance, document and instrument as the Lenders may reasonably require for the better accomplishing and effectuating of this Guarantee and the provisions contained herein, and every officer of the Lenders and each of them are irrevocably appointed attorney or attorneys of the Guarantor from and after any demand for payment having been made by the Lenders upon the Guarantor hereunder which has not been remedied or waived, to execute in the name and on behalf of the Guarantor any document or instrument for the said purpose.

13. This Guarantee shall continue to be effective or be reinstated (as the case may be) if at any time payment by the Debtor or the Guarantor of all or any part of the Indebtedness or the obligations of the Guarantor to the Lenders is rescinded or must otherwise be returned by the Lenders upon the insolvency, bankruptcy or reorganization of the Debtor or the Guarantor or otherwise, all as though such payment to the Lenders had not been made.

14. The Lenders may assign, transfer and deliver to any transferee of the Indebtedness or any part thereof the liability and obligations of the Guarantor under this Guarantee and any security documents or instruments held by the Lenders in respect of the Guarantee, provided that no such assignment, transfer or delivery shall release the Guarantor from said liability. Such transferee shall be vested with all powers and rights of the Lenders hereunder and under such security documents or instruments, but the Lenders shall retain all rights and powers with respect to any such security documents or instruments not so assigned, transferred or delivered.

15. This Guarantee shall be binding upon the Guarantor and its successors and permitted assigns provided that the Guarantor may not assign any of its rights or obligations hereunder without the prior written consent of the Lenders and shall enure to the benefit of the Lenders and its successors and assigns.

16. The Guarantor acknowledges that this Guarantee has been delivered free of any conditions and that no representations have been made to the Guarantor affecting the liability of the Guarantor under this Guarantee save as may be specifically embodied herein and agrees that this Guarantee is in addition to and not in substitution for any other guarantee held or which may hereafter be held by the Lenders. The rights, remedies and benefits herein are cumulative and not in substitution for or exclusive of any rights, remedies or benefits which the Lenders may otherwise have.

17. Any account settled or stated between the Debtor and the Lenders shall be accepted by the Guarantor as conclusive evidence, absent manifest error, that the amount thereby appearing due by the Debtor to the Lenders is so due and if no such account has been so settled immediately before demand for payment under this Guarantee, any account stated by the Lenders shall be accepted by the Guarantor as conclusive evidence of the amount which at the date of the account so settled or stated is due by the Debtor to the Lenders.

18. If demand for, or acceleration of the time for, payment by the Debtor of any Indebtedness is stayed upon the insolvency, bankruptcy or reorganization of the Debtor, the Indebtedness otherwise subject to demand for payment or acceleration shall nonetheless be payable by the Guarantor hereunder forthwith on demand by the Lenders.

19. This Guarantee shall be construed in accordance with and be governed by the laws of the State of New York applicable therein and for the purpose of legal proceedings, this Guarantee shall be deemed to have been made in the State of New York and to be performed there, and the state or federal Courts located in the State of New York shall have jurisdiction over all disputes which may arise under this Guarantee and the Guarantor hereby irrevocably and unconditionally submits to the non-exclusive jurisdiction of such Courts. The Guarantor and Lenders hereby irrevocably waive, to the fullest extent possible, the defence of an inconvenient forum and irrevocably agrees to be bound by any final judgement of any court of the State of New York. The Guarantor and the Lenders agree that a judgement or order of any such court may be enforced in other jurisdictions in any manner provided by law.

20. All payments made by the Guarantor to the Lenders pursuant to this Guarantee shall be made free and clear of and without deduction for or withholding of any and all present and future taxes, levies, imposts, deductions, stamp taxes, charges and withholdings with respect thereto. If any such amount is deducted or withheld from any payment to the Lenders, then the Guarantor shall promptly remit to the Lenders, in the currency in which such payment is to be made, the equivalent of the amount so deducted or withheld together with relevant receipts addressed to the Lenders.

21. With respect to any portion of the Indebtedness which is payable in a currency other than Canadian currency (the "Foreign Currency Obligation or Foreign Currency"), the following provisions shall apply:

     (a) Payment hereunder with respect to the Foreign Currency Obligation shall be made in immediately available funds in lawful money of the jurisdiction in the currency of which the Foreign Currency obligation is payable (the "Foreign Currency") in such form as shall be customary at the time of payment for settlement of international payments in Ottawa, Ontario without set-off or counterclaim and free and clear of and without deduction for any and all present and future taxes, levies, imposts, stamp taxes, reductions, charges and withholdings with respect thereto.

     (b) The Guarantor shall hold the Lenders harmless from any loss incurred by the Lenders arising from any change in the value of Canadian currency in relation to the Foreign Currency between the date the Foreign Currency Obligation becomes due and the date of Payment thereof.

     (c) If for the purpose of obtaining judgment in any court it is necessary to convert a sum due hereunder in the Foreign Currency into Canadian funds ("Canadian dollars"), the rate of exchange used shall be that at which in accordance with normal banking procedures the Lenders could purchase the Foreign Currency with Canadian dollars on the business day preceding that on which final judgment is given.

     (d) The obligation of the Guarantor in respect of any Foreign Currency Obligation due by it to the Lenders hereunder shall, notwithstanding any judgment in Canadian dollars, be discharged only to the extent that on the business day following receipt by the Lenders of any sum adjudged to be so due in Canadian dollars, the Lenders may in accordance with normal banking procedures purchase the Foreign
          Currency  with the  Canadian  dollars;  if the  amount of the  Foreign
          Currency so purchased is less than the sum originally due to the Lenders in the Foreign Currency, the Guarantor agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Lenders against such loss and if the Foreign Currency purchased exceeds the sum originally due to the Lenders in the Foreign Currency, the Lenders agrees to remit such excess to the Guarantor as the Guarantor may be entitled thereto.

22. All notices, requests and demands hereunder shall be in writing and (a) made to the Lenders at its address set forth below and to the Guarantor at its office set forth below, or to such other address as either party may designate by written notice to the other in accordance with this provision, and (b) deemed to have been given or made: if delivered in person, immediately upon delivery; if by facsimile transmission, immediately upon sending and upon confirmation of receipts; and if by nationally recognized overnight courier service with instructions to deliver within the next two
     (2) business days, on two (2) business days after sending:

         For the Guarantor:

                  World Heart Inc.
                  c/o 1 Laser Street
                  Ottawa, Ontario  K2E 7V1

                  Attention:  Vice President
                  Telefax:  (613) 226-4744

         For the Lenders:

                  Argosy Bridge Fund L.P.I.
                  141 Adelaide Street West
                  Suite 760
                  Toronto, Ontario  M5H 3L5

                  Attention:  Mr. Michael Boyd
                  Fax No:  (416) 367-3895

         For the Sherfam:

                  Sherfam Inc.
                  150 Signet Drive
                  Weston, Ontario  M9L 1T9

                  Attention:  Mr. Meyer F. Florence
                  Fax No:  (416) 401-3812

23.  Time shall be of the essence of all provisions of this Guarantee.

     AS WITNESS the hand and seal of the Guarantor at Ottawa, as of the 28th day of January, 2003.

                                     WORLD HEART INC.

                                     Per: /s/Ian Malone
                                         ---------------------------------------
                                         Name  Ian W. Malone
                                         Title Vice President